UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Reported): May 21, 2025

NATIONAL HEALTH INVESTORS INC
(Exact name of registrant as specified in its charter)

Maryland	001-10822	62-1470956
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Robert Rose Drive, Murfreesboro, TN 37129
(Address of principal executive offices)

(615) 890-9100
(Registrant's telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year,
if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	NHI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).             Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 21, 2025, National Health Investors, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). As of the close of business on March 28, 2025, the record date for the Annual Meeting, 46,693,091 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), were issued and outstanding and entitled to vote. There were 37,475,370 shares of Common Stock present or represented by proxy at the Annual Meeting, which represented approximately 80.26% of the issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting, and which constituted a quorum for the transaction of business.

Set forth below are the matters acted upon by the Company’s stockholders at the Annual Meeting and the final voting results reported by the independent inspector of elections, First Coast Results, Inc., on each such matter.

Proposal 1 – Election of Directors

Company’s Nominees	Votes For	Votes Withheld	Broker Non-Votes
Robert G. Adams	17,307,891	18,697,273	1,470,206
Robert W. Chapin, Jr.	33,871,898	2,130,384	1,473,088
James R. Jobe	19,401,405	16,603,742	1,470,223
Candice W. Todd	33,866,964	2,138,138	1,470,268

Land & Building’s Nominees	Votes For	Votes Withheld	Broker Non-Votes
James Hoffmann	16,833,171	19,135,317	1,506,882
A. Adam Troso	15,827,754	20,137,894	1,509,722

The four directors elected at the Annual Meeting are Robert G. Adams, Robert W. Chapin, Jr., James R. Jobe and Candice W. Todd. These directors were elected to serve until the Company’s 2026 Annual Meeting of Stockholders and until their respective successors are elected and qualified or until their earlier death, resignation or removal.

Proposal 2 – Amendment to the Company’s Articles of Incorporation to declassify the Board of Directors. The Amendment to the Company’s Articles of Incorporation to declassify the Board of Directors of the Company was approved based on the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
34,044,131	987,148	1,023,686	1,420,405

Proposal 3 – Approve, on an advisory basis, the compensation paid to the Company’s named executive officers. The compensation paid to the Company’s named executive officers was approved, on a non-binding advisory basis, based on the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
33,152,158	1,490,952	1,411,851	1,420,409

Proposal 4 – Ratify the Audit Committee’s selection of BDO USA, P.C. The selection of BDO USA, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 was ratified based on the following vote:

Votes For	Votes Against	Abstentions
36,578,472	607,989	288,909

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NATIONAL HEALTH INVESTORS, INC.

By:    /s/ John L. Spaid
Name:    John L. Spaid
Title:    Principal Financial Officer

Date:    May 28, 2025